UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

July 20, 2016
Date of Report (Date of earliest event reported)

ROYAL BANCSHARES OF PENNSYLVANIA, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-26366	23-2812193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

One Bala Plaza Suite 522, 231 St. Asaph’s Road, Bala Cynwyd, PA	19004
(Address of principal executive offices)	(Zip Code)

(610) 668-4700
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02	Results of Operation and Financial Condition.

On July 20, 2016, Royal Bancshares of Pennsylvania, Inc. (“Royal”) issued a press release announcing its financial results for the three and six months ended June 30, 2016, respectively.  A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press release, dated July 20, 2016, regarding financial results for the three and six months ended June 30, 2016, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL BANCSHARES OF PENNSYLVANIA, INC.
Dated: July 22, 2016
	By:	/s/ Michael S. Thompson
Michael S. Thompson
Executive Vice President and Chief Financial Officer